Page 32 of 67 Pages


                                                                       EXHIBIT 3

                  COPY OF NOMINEE NOTIFICATION SENT TO COMPANY


                      THE CIRCON SHAREHOLDERS COMMITTEE c/o
                            MacKenzie Partners, Inc.
                                156 Fifth Avenue
                               New York, NY 10010


                                                    October 16, 1998

By Federal Express and Fax

Circon Corporation
6500 Hollister Avenue
Santa Barbara, CA 93117-3019
Attn:  Corporate Secretary

Dear Sir/Madam:

     Pursuant to Section 3.2 of the by-laws of Circon Corporation, a Delaware corporation (the "Company"), this letter shall constitute formal notification that one or more of the undersigned (the "Undersigned") intends to nominate for election as directors at the Company's annual meeting of shareholders presently scheduled for November 24, 1998 and any adjournment thereof (the "Meeting") Jonathan R. Macey and Alain Oberrotman (the "Nominees"). As required by the by-laws, the following is enclosed herewith:

          o    the consent of each Nominee to serve when elected

          o information of the type required in a proxy solicitation regarding each Nominee

          o a copy of the agreement among the undersigned regarding the nomination and solicitation of proxies in support of the Nominees

          o    a copy of the agreement between the Undersigned and each Nominee

          o information purportedly required by the by-laws with respect to each of the Undersigned

     Each of the Undersigned represents that it is a record holder of common stock as of the date hereof, and that one or more of the undersigned intends to appear in person or by proxy at the Meeting to nominate the Nominees.

                                                             Page 33 of 67 Pages

Corporate Secretary
Page 2
October 16, 1998



     Based upon your press release dated September 18, 1998, we assume that two directors are to be elected at the Meeting. In the event more than two are to be elected, we reserve the right to nominate additional individuals for election.

                                 Very truly yours,


                                 CASTLERIGG MASTER INVESTMENTS, LTD.

                                 By: Sandell Asset Management Corp.



                                 By: /s/ THOMAS SANDELL
                                    --------------------------------------------
                                    Thomas Sandell



                                 BEDFORD FALLS INVESTORS, L.P.

                                 By: Metropolitan Capital Advisors, LP
                                   By: Metropolitan Capital Advisors, Inc.



                                 By: /s/ JEFFREY E. SCHWARZ
                                    --------------------------------------------
                                    Jeffrey E. Schwarz, Chief Executive Officer



                                 P. SCHOENFELD ASSET MANAGEMENT, INC.


                                 By: /s/ THOMAS ISENBERG
                                     ------------------------------------------

                                                             Page 34 of 67 Pages


     The undersigned hereby consents to being nominated for election as a director of Circon Corporation, a Delaware corporation (the "Company"), to being named in a proxy statement for that purpose and to serving as a director of the Company when elected.

Dated:  October 14, 1998



                                                      /s/ JONATHAN R. MACEY
                                                     ---------------------------
                                                          Jonathan R. Macey

                                                             Page 35 of 67 Pages


     The undersigned hereby consents to being nominated for election as a director of Circon Corporation, a Delaware corporation (the "Company"), to being named in a proxy statement for that purpose and to serving as a director of the Company when elected.

Dated:  October 16, 1998



                                                      /s/ ALAIN OBERROTMAN
                                                     ---------------------------
                                                          Alain Oberrotman

                                                             Page 36 of 67 Pages


                   Information Concerning Nominee for Election to Board of Directors of Circon Corporation (the "Company")


1.   The nominee is:               Jonathan R. Macey
                                   Cornell School of Law
                                   306 Myron Taylor Hall
                                   Ithaca, NY 14850

     Mr. Macey is 43 years old.

2. Since 1991, Mr. Macey has been a professor of law at Cornell University School of Law. In the fall of 1993, he was a visiting professor, faculty of law, Stockholm School of Economics. From 1993 through June 1994, Mr. Macey was a research fellow, International Center for Economic Research, Turin, Italy.

3. Mr. Macey has not during the past ten years been convicted in a criminal proceeding exclusive of traffic violations and similar misdemeanors, nor has he, during the past five years, been involved in any legal proceedings of the type requiring disclosure under 401(f) of Regulation S-K.

4. Mr. Macey beneficially owns (within the definition of Rule 13d-3 of the Securities Exchange Act of 1934) no shares of the Company's common stock.

5. Mr. Macey does not own beneficially or of record any shares of the Company's common stock.

6. Mr. Macey has not purchased or sold any of the Company's securities within the past two years.

7. Mr. Macey is not party to any contract, arrangement or understanding regarding the securities of the Company other than with members of the Circon Shareholders Committee, who have agreed to pay Mr. Macey $25,000 to serve as a nominee, and to indemnify him against certain expenses and liabilities that may be incurred in the proxy solicitation.

8. Mr. Macey is not, and has not been since the beginning of the Company's last fiscal year, party to a transaction of the type required to be disclosed pursuant to Items 404(a), (b) or (c) of Regulation S-K.

                                                             Page 37 of 67 Pages


            Information Concerning Nominee for Election to Board of Directors of Circon Corporation (the "Company")


1.   The nominee is:                Alain M. Oberrotman
                                    5 Woodland Drive
                                    Rye Brook, NY 10573

     Mr.Oberrotman is 47 years old.

2. From 1992-1997, Mr. Oberrotman was a principal in the private equity group at Odyssey Partners, L.P., involved with, among other things, acquisitions, financings and restructurings of Odyssey's portfolio companies. Since 1997, Mr. Oberrotman has been an independent management consultant. Mr. Oberrotman currently serves on the board of directors of Eagle Food Centers, Inc. (food retailing).

3. Mr. Oberrotman has not during the past ten years been convicted in a criminal proceeding exclusive of traffic violations and similar misdemeanors, nor has he, during the past five years, been involved in any legal proceedings of the type requiring disclosure under 401(f) of Regulation S-K.

4. Mr. Oberrotman beneficially owns (within the definition of Rule 13d-3 of the Securities Exchange Act of 1934) no shares of the Company's common stock.

5. Mr. Oberrotman does not own beneficially or of record any shares of the Company's common stock.

6. Mr. Oberrotman has not purchased or sold any of the Company's securities within the past two years.

7. Mr. Oberrotman is not party to any contract, arrangement or understanding regarding the securities of the Company other than with members of the Circon Shareholders Committee, who have agreed to pay Mr. Oberrotman $25,000 to serve as a nominee, and to indemnify him against certain expenses and liabilities that may be incurred in the proxy solicitation.

8. Mr. Oberrotman is not, and has not been since the beginning of the Company's last fiscal year, party to a transaction of the type required to be disclosed pursuant to Items 404(a), (b) or (c) of Regulation S-K.

                                                             Page 38 of 67 Pages


     The information set forth below relates to the nomination of directors for election at the Annual Meeting of Shareholders of Circon Corporation (the "Company").

1.   The Participants are:   Sandell Asset Management Corp. ("SAMC")
                             Castlerigg Master Investments, Ltd. ("Castlerigg")
                             Thomas Sandell ("Sandell")
                             65 East 55th Street
                             New York, NY 10022

     SAMC is a British Virgin Islands corporation.
     Castlerigg is a British Virgin Islands company.
     Sandell is a Swedish citizen and is the principal of SAMC.

2. SAMC is the investment manager of Castlerigg Master Investments, Ltd. (the "Master Fund"), which invests and trades in a wide range of United States and non-United States equity and debt securities and other financial and investment interests, instruments and property, focusing primarily on a global event-driven investment strategy. The principal occupation of Mr. Sandell is his position as principal of SAMC.

3. Neither Sandell, Castlerigg nor SAMC has during the past ten years been convicted in a criminal proceeding exclusive of traffic violations and similar misdemeanors, nor has either, during the past five years, been involved in any legal proceedings of the type requiring disclosure under 401(f) of Regulation S-K.

4. Sandell, Castlerigg and SAMC may be deemed to beneficially own (within the definition of Rule 13d-3 of the Securities Exchange Act of 1934) 575,996 shares of the Company's common stock as of October 15, 1998.

5. Other than as set forth above, neither Sandell, Castlerigg nor SAMC owns beneficially or of record any shares of the Company's common stock.

6. Other than as set forth on Exhibit 1 hereto, neither Sandell, Castlerigg nor SAMC has purchased or sold any of the Company's securities within the past two years.

7. Neither Sandell, Castlerigg nor SAMC is a party to any contract, arrangement or understanding regarding the securities of the Company other than (i) an agreement with P. Schoenfeld Asset Management, LLC and Metropolitan Advisors, Inc. regarding the Circon Shareholders Committee (the "Committee") and (ii) indemnification agreements, as members of the Committee, with the Committee's Nominees, copies of which are enclosed herewith.

8. Neither Sandell, Castlerigg nor SAMC is, nor has either been since the beginning of the Company's last fiscal year, party to a transaction of the type required to be disclosed pursuant to Items 404(a), (b) or (c) of Regulation S-K.

                                                             Page 39 of 67 Pages


                                    EXHIBIT 1

                            The Master Fund Trades


Date                Purchase/Sale                    Quantity          Price
----                -------------                    --------          -----

10-15-98                   S                           29,000           8.997800
--------------------------------------------------------------------------------
10-08-98                   S                            2,000           8.750000
--------------------------------------------------------------------------------
10-07-98                   S                            2,500           9.062500
--------------------------------------------------------------------------------
09-16-98                   S                           50,000           9.625000
--------------------------------------------------------------------------------
07-17-98                   P                           17,000          16.625000
--------------------------------------------------------------------------------
07-10-98                   P                           20,000          16.484375
--------------------------------------------------------------------------------
07-08-98                   P                           10,000          15.875000
--------------------------------------------------------------------------------
07-08-98                   P                            5,000          15.875000
--------------------------------------------------------------------------------
07-07-98                   P                            2,000          15.500000
--------------------------------------------------------------------------------
07-06-98                   P                              400          15.500000
--------------------------------------------------------------------------------
07-02-98                   P                              800          15.375000
--------------------------------------------------------------------------------
07-02-98                   P                           25,000          15.562500
--------------------------------------------------------------------------------
07-01-98                   P                           25,000          15.500000
--------------------------------------------------------------------------------
06-19-98                   P                           72,000          15.312500
--------------------------------------------------------------------------------
06-17-98                   P                           53,896          15.000000
--------------------------------------------------------------------------------
06-17-98                   P                           34,000          15.000000
--------------------------------------------------------------------------------
06-16-98                   P                           50,000          14.500000
--------------------------------------------------------------------------------
06-16-98                   P                            4,000          14.500000
--------------------------------------------------------------------------------
06-04-98                   P                           25,000          15.250000
--------------------------------------------------------------------------------
06-03-98                   P                           40,000          15.212200
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                             Page 40 of 67 Pages


     The information set forth below relates to the nomination of directors for election at the Annual Meeting of Shareholders of Circon Corporation (the "Company").

1.   The Participants are: Jeffrey E. Schwarz ("Schwarz")
                           Karen Finerman ("Finerman")
                           Metropolitan Capital Advisors, Inc.
                                 ("Metropolitan Advisors")
                           Metropolitan Capital III, Inc.
                                 ("Metropolitan Capital")
                           Metropolitan Capital Advisors
                           International Limited (Metropolitan International") Bedford Falls Investors, L.P. ("Bedford")
                           660 Madison Avenue
                           New York, NY 10022

      Schwarz and Finerman are United States citizens.
      Metropolitan Advisors is a New York corporation.
      Metropolitan Capital is a Delaware corporation.
      Metropolitan International is a British Virgin Islands corporation. Bedford is a Delaware limited partnership.

2. Schwarz is a Director, and the Chief Executive Officer, Treasurer and Secretary of Metropolitan Advisors and Metropolitan Capital.

     Finerman is a Director and the President of Metropolitan Advisors and Metropolitan Capital.

     Metropolitan Advisors' principal business is to act as General Partner of Metropolitan Capital Advisors, L.P., the sole General Partner of Bedford, which is in the business of purchasing, for investment and trading purposes, securities and other financial instruments.

     Metropolitan Capital's principal business is to act as General Partner of Metropolitan Capital Partners III, L.P., a privately owned partnership which renders investment management and advisory services to Metropolitan Capital Advisors Investment Limited, which is in the business of purchasing, for investment and trading purposes, securities and other financial instruments.

     Schwarz and Finerman are also controlling persons of KJ Advisors, Inc., a New York corporation ("KJ"), which acts as General Partner of Metropolitan Capital Partners II, L.P., which provides administrative services to Bedford, and which also renders investment management and advisory services to institutional and other pri vate investors regarding investment and trading in securities and other financial instruments. Certain of the securities of the Company reported herein as benenficially owned by the Participants are held in a managed brokerage account over which KJ, as General Partner of Metropolitan Capital Partners II, L.P. has discretionary trading authority.

                                                             Page 41 of 67 Pages


3. None of the Participants named herein has during the past ten years been convicted in a criminal proceeding exclusive of traffic violations and similar misdemeanors, nor has either, during the past five years, been involved in any legal proceedings of the type requiring disclosure under 401(f) of Regulation S-K.

4. The Participants named herein may be deemed to beneficially own (within the definition of Rule 13d-3 of the Securities Exchange Act of 1934) an aggregate of 419,164 shares of the Company's common stock as of October 15, 1998.

5. Other than as set forth above, none of the Participants named herein owns beneficially or of record any shares of the Company's common stock.

6. Other than as set forth on Exhibit 1 hereto, none of the Participants named herein has purchased or sold any of the Company's securities within the past two years.

7. None of the Participants named herein is a party to any contract, arrangement or understanding regarding the securities of the Company other than (i) an agreement with P. Schoenfeld Asset Management, LLC and Sandell Asset Management Corp. regarding the Circon Shareholders Committee (the "Committee") and (ii) indemnification agreements, as members of the Committee, with the Committee's Nominees, copies of which are enclosed herewith.

8. None of the Participants named herein is, nor has either been since the beginning of the Company's last fiscal year, party to a transaction of the type required to be disclosed pursuant to Items 404(a), (b) or (c) of Regulation S-K.

                                                             Page 42 of 67 Pages


                                   EXHIBIT 1

                               TRANSACTION SUMMARY
                          Bedford Falls Investors, L.P.


Date                       Security                  Quantity
----                       --------                  --------

06-25-97                   Circon Corp.                 9,900
07-09-97                   Circon Corp.                 1,700
07-21-97                   Circon Corp.                 3,300
07-22-97                   Circon Corp.                 2,900
12-08-97                   Circon Corp.                 4,000
12-09-97                   Circon Corp.                 1,300
12-10-97                   Circon Corp.                 1,400
12-11-97                   Circon Corp.                 1,000
12-12-97                   Circon Corp.                 2,000
12-16-97                   Circon Corp.                 5,800
12-17-97                   Circon Corp.                 5,500
12-18-97                   Circon Corp.                 2,500
12-22-97                   Circon Corp.                 5,500
12-29-97                   Circon Corp.                   835
12-30-97                   Circon Corp.                 5,200
03-03-98                   Circon Corp.                 5,000
03-06-98                   Circon Corp.                70,800
03-26-98                   Circon Corp.                19,000
04-08-98                   Circon Corp.                31,300
04-14-98                   Circon Corp.                14,200
05-12-98                   Circon Corp.                 5,000
05-13-98                   Circon Corp.                 2,100
05-14-98                   Circon Corp.                 4,400
05-18-98                   Circon Corp.                   800
05-26-98                   Circon Corp.                15,700
05-26-98                   Circon Corp.                 8,800
05-29-98                   Circon Corp.                 9,400
                                                   ----------

Shares contributed
     to Bedford                                         4,200

Total Shares Held at 10/12/98                         243,535
                                                      =======

(All of the transactions set forth above were purchases)

                                                             Page 43 of 67 Pages


                               TRANSACTION SUMMARY



Date                       Security                  Quantity
----                       --------                  --------

06-25-97                   Circon Corp.                   900
07-22-97                   Circon Corp.                   800
12-12-97                   Circon Corp.                 1,000
12-16-97                   Circon Corp.                   500
12-17-97                   Circon Corp.                   500
12-22-97                   Circon Corp.                   500
                                                        -----


                                                        4,200 (1)
                                                        =====

(1) These securities were contributed to Bedford Falls Investors, L.P. as a January 1, 1998 capital contribution.

(All of the transactions set forth above were purchases)

                                                             Page 44 of 67 Pages


                               TRANSACTION SUMMARY

                 [Trades Attributable to Schwarz and Finerman]

Date                       Security                  Quantity
----                       --------                  --------

06-25-97                   Circon Corp.                   800
07-22-97                   Circon Corp.                   500
12-12-97                   Circon Corp.                 1,000
12-16-97                   Circon Corp.                   500
12-17-97                   Circon Corp.                   500
12-22-97                   Circon Corp.                   400
03-06-98                   Circon Corp.                 5,000
03-26-98                   Circon Corp.                 1,200
04-08-98                   Circon Corp.                 1,700
04-14-98                   Circon Corp.                 1,000
05-13-98                   Circon Corp.                   400
05-14-98                   Circon Corp.                   300
05-26-98                   Circon Corp.                 1,100
05-26-98                   Circon Corp.                   600
05-29-98                   Circon Corp.                   500
                                                        -----



                                                       15,500
                                                       ======

(All of the transactions set forth above were purchases)

                                                             Page 45 of 67 Pages


                               TRANSACTION SUMMARY
                       Metropolitan Capital Advisors Int'l


Date                       Security                  Quantity
----                       --------                  --------

06-25-97                   Circon Corp.                 3,400
07-09-97                   Circon Corp.                 3,300
07-14-97                   Circon Corp.                   650
07-21-97                   Circon Corp.                 1,700
07-22-97                   Circon Corp.                   800
12-08-97                   Circon Corp.                 2,387
12-09-97                   Circon Corp.                 1,952
12-10-97                   Circon Corp.                 1,212
12-11-97                   Circon Corp.                 1,279
12-16-97                   Circon Corp.                 3,786
12-17-97                   Circon Corp.                 3,500
12-18-97                   Circon Corp.                 1,663
12-22-97                   Circon Corp.                 3,600
12-24-97                   Circon Corp.                   400
12-26-97                   Circon Corp.                 3,000
12-30-97                   Circon Corp.                 2,200
02-27-98                   Circon Corp.                 3,000
03-03-98                   Circon Corp.                 5,000
03-06-98                   Circon Corp.                49,200
03-11-98                   Circon Corp.                   600
03-26-98                   Circon Corp.                12,800
04-08-98                   Circon Corp.                17,000
04-14-98                   Circon Corp.                 9,800
05-14-98                   Circon Corp.                 3,000
05-26-98                   Circon Corp.                10,700
05-26-98                   Circon Corp.                 5,600
05-29-98                   Circon Corp.                 6,100
06-15-98                   Circon Corp.                 2,500
                                                      -------




(All of the transactions set forth above were purchases)

                                                             Page 46 of 67 Pages


     The information set forth below relates to the nomination of directors for election at the Annual Meeting of Shareholders of Circon Corporation (the "Company").

1.   The Participants are:   P. Schoenfeld Asset Management, LLC ("PSAM")
                             Peter Schoenfeld ("Schoenfeld")
                             1330 Avenue of the Americas
                             New York, NY 10019

     PSAM is a New York limited liability company.

     Schoenfeld is a United States citizen and is the Managing Member of PSAM.

2. PSAM is registered as a non-clearing broker-dealer and an investment adviser with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. The principal business of PSAM is to provide investment advisory services with respect to global event arbitrage activities to managed accounts (the "Managed Accounts") and to certain investment partnerships for which entities controlled by Mr. Schoenfeld serve as the general partner (the "Partnerships"). The principal occupation of Mr. Schoenfeld is his position as the Managing Member of PSAM.

3. Neither Schoenfeld nor PSAM has during the past ten years been convicted in a criminal proceeding exclusive of traffic violations and similar misdemeanors, nor has either, during the past five years, been involved in any legal proceedings of the type requiring disclosure under 401(f) of Regulation S-K.

4. Schoenfeld and PSAM may be deemed to beneficially own (within the definition of Rule 13d-3 of the Securities Exchange Act of 1934) 250,855 shares of the Company's common stock as of October 15, 1998.

5. Other than as set forth above, neither Schoenfeld nor PSAM owns beneficially or of record any shares of the Company's common stock.

6. Other than as set forth on Exhibit 1 hereto, neither Schoenfeld nor PSAM has purchased or sold any of the Company's securities within the past two years.

7. Neither Schoenfeld nor PSAM is a party to any contract, arrangement or understanding regarding the securities of the Company other than (i) an agreement with Sandell Asset Management, Inc. and Metropolitan Advisors, Inc. regarding the Circon Shareholders Committee (the "Committee") and (ii) indemnification agreements, as members of the Committee, with the Committee's Nominees, copies of which are enclosed herewith.

8. Neither Schoenfeld nor PSAM is, nor has either been since the beginning of the Company's last fiscal year, party to a transaction of the type required to be disclosed pursuant to Items 404(a), (b) or (c) of Regulation S-K.

                                                             Page 47 of 67 Pages


                        EXHIBIT 1 FOR PSAM AND SCHOENFELD

CIRCON CORPORATION

Date                            Price             Quantity          Buy/Sell
----                            -----             --------          --------
10/21/96                            17              10,000             Buy
12/3/96                         16.125              10,000             Buy
12/4/96                             16              20,000             Buy
1/6/97                              16               3,000             Buy
1/7/97                          15.875               1,600             Buy
1/8/97                          15.625               1,000             Sell
1/14/97                          14.90              25,000             Sell
1/15/97                         14.875               8,600             Sell
1/22/97                             15              10,000             Sell
2/14/97                         15.354              12,000             Buy
2/21/97                         15.375              13,000             Buy
2/26/97                          15.25               5,000             Buy
2/27/97                         15.375              15,000             Buy
2/28/97                         15.375               2,500             Buy
3/4/97                         15.5456              36,900             Buy
3/5/97                            15.5               5,000             Buy
3/6/97                          15.375               5,600             Buy
3/11/97                         15.375               5,000             Buy
3/19/97                          14.25               2,000             Buy
3/20/97                          14.25               2,000             Buy
3/21/97                          14.25               5,000             Buy
3/25/97                         14.125               5,000             Buy
3/26/97                         14.125              25,000             Buy
4/18/97                             13               7,500             Sell
4/21/97                         13.414               3,200             Sell
4/22/97                         13.875               2,500             Sell
4/28/97                        13.0568              55,000             Sell
5/8/97                              13               5,000             Sell
5/15/97                             13               5,000             Sell
6/6/97                          13.125               5,000             Sell
6/16/97                        13.4202              25,700             Buy
6/17/97                        13.4375              10,000             Buy
7/14/97                          14.25               2,600             Buy
7/15/97                         14.625               7,500             Buy
10/22/97                       16.1562              20,000             Buy
12/29/97                            15               5,000             Buy

                                                             Page 48 of 67 Pages


CIRCON CORPORATION

Date                            Price             Quantity          Buy/Sell
----                            -----             --------          --------

12/30/97                             15             2,800             Sell
12/30/97                             15             2,800             Buy
1/9/98                          15.5625             4,000             Buy
1/12/98                         15.5625            10,000             Buy
1/26/98                         15.5625             7,500             Buy
1/27/98                         15.5625             5,000             Buy
2/4/98                            15.75             2,500             Buy
2/17/98                         16.1875            10,000             Buy
2/23/98                          16.375             7,500             Buy
2/24/98                           16.25             7,000             Buy
2/25/98                           16.25            10,000             Buy
3/2/98                          16.1875           100,000             Buy
3/3/98                           16.375            50,000             Buy
3/4/98                           16.438           100,000             Buy
4/1/98                         16 23/32            25,600             Buy
4/1/98                          16.6875            25,600             Sell
4/8/98                           16.625             7,000             Buy
5/26/98                         14.4354            60,000             Sell
5/27/98                         13.5147            17,000             Sell
6/2/98                          14.5191            11,800             Sell
6/2/98                             14.5            10,000             Sell
6/2/98                           14.625             1,800             Sell
6/3/98                          14.9286            17,500             Sell
6/4/98                               15             5,000             Sell
6/29/98                            15.5            10,000             Sell
7/1/98                           15.375            30,000             Sell
7/2/98                             15.5            25,000             Sell
7/7/98                               16             5,000             Sell
7/8/98                           15.875            25,000             Sell
7/13/98                        16 13/32            15,000             Sell
7/15/98                          16.375            25,000             Sell
7/16/98                           16.25            15,000             Sell
7/24/98                          15.375            20,000             Sell
8/25/98                          15.375            15,000             Sell
9/10/98                          13.375             1,500             Sell
9/11/98                           13.25             1,200             Sell

                                                             Page 49 of 67 Pages


CIRCON CORPORATION

Date                            Price             Quantity          Buy/Sell
----                            -----             --------          --------
9/15/98                        13.3182              5,500             Sell
9/16/98                          9.575             25,000             Buy
9/24/98                        10.1063             25,000             Sell
10/1/98                           8.75             15,000             Buy
10/7/98                          9.067             28,000             Buy
10/9/98                         7.9375             10,000             Buy
10/12/98                          8.25                200             Buy
10/13/98                        7.9375             25,000             Buy
10/15/98                         9.000             20,943             Sell
10/15/98                        9.0625             20,943             Buy

                                                             Page 50 of 67 Pages


CIRCON CORPORATION

Date                            Price             Quantity          Buy/Sell
----                            -----             --------          --------

8/25/98                          15.375             15,000             Sell
9/10/98                          15.375              1,500             Sell
9/11/98                           13.25              1,200             Sell
9/15/98                         13.3182              5,500             Sell
9/16/98                           9.575             25,000             Buy
9/24/98                         10.1063             25,000             Sell
10/1/98                            8.75             15,000             Buy
10/7/98                           9.067             28,000             Buy
10/9/98                          7.9375             10,000             Buy
10/12/98                           8.25                200             Buy
10/13/98                         7.9375             25,000             Buy
10/15/98                         9.0000             20,943             Sell
10/15/98                         9.0625             20,943             Buy